Exhibit 32

CERTIFICATION

The undersigned certify pursuant to 18 U.S.C. § 1350, that:

(1) The accompanying quarterly report on Form 10-Q for the period ended July 31, 2012, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and

(2) The information contained in the accompanying report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: September 14, 2012	/s/ Robert J. Ferguson
Robert J. Ferguson, President and Chief Executive Officer

Date: September 14, 2012	/s/ Lucas G. Schneider
Lucas G. Schneider, Chief Financial Officer